UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2017
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Virtus Investment Partners, Inc.
(Exact name of registrant as specified in charter)
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Delaware (State or other jurisdiction of incorporation)	1-10994 (Commission File Number)	95-4191764 (I.R.S. Employer Identification No.)
100 Pearl St., Hartford, CT (Address of principal executive offices)		06103 (Zip Code)

Registrant’s telephone number, including area code: (800) 248-7971
Former name or former address, if changed since last report: N/A
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) in Hartford, Connecticut on May 19, 2017. The following proposals were voted on at the Annual Meeting and the results regarding each proposal are set forth below:

Item 1. Election of Directors. The holders of record of the Company’s common stock elected three Class III directors as follows:

Director	For	Against	Withheld	Broker Non-Votes

George R. Aylward	5,797,572	0	62,258	470,915
Sheila Hooda	5,802,189	0	57,641	470,915
Mark C. Treanor	5,783,015	0	76,815	470,915

Item 2. Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the Company’s shareholders with 6,269,002 votes “For”; 54,746 votes “Against”; 6,997 votes “Abstained”; and 0 “Broker Non-Votes.”

Item 3. Advisory Vote on Executive Compensation. The compensation paid to the Company’s named executive officers as described pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, the compensation tables and the narrative discussion was approved on an advisory basis by the Company’s shareholders with 3,884,932 votes “For”; 1,965,279 votes “Against”; 9,619 votes “Abstained”; and 470,915 “Broker Non-Votes.”

Item 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The frequency of future shareholder advisory votes on executive compensation received votes in the following manner: 5,366,882 votes cast for once every “1 year”; 2,589 votes for every “2 years”; 479,808 votes for every “3 years”; and 10,551 votes “Abstained.” There were 0 “Broker Non-Votes” on this proposal.

Based on these results and consistent with the previous recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold an annual advisory (non-binding) vote on named executive officer compensation until the next required advisory (non-binding) vote on the frequency of future votes on named executive officer compensation, or until the Board otherwise determines that a different frequency for such advisory votes is in the best interest of the shareholders of the Company. The Company is required to hold advisory votes on frequency at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated: May 22, 2017	By:	/s/ Mark S. Flynn
		Name:	Mark S. Flynn
		Title:	Executive Vice President,
General Counsel and Secretary